UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2004
                                                           ------------

                                  HAUSER, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-17174                     84-0926801
     ------------------          ----------------               ------------
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)

            c/o Hauser, Inc.
          10990 Wilshire Blvd.                                           90024
               16th Floor                                               --------
            Los Angeles, CA                                             Zip Code
(Address of principal executive offices)


Registrant's telephone number, including area code:               (310) 456-9395
                                                                  --------------

Registrant's Former Address:                        840 Apollo Street, Suite 209
                                                    El Segundo, California 90245
                                                    ----------------------------

Item 5. Other Events.

     On July 8, 2004, Hauser, Inc., a Delaware corporation ("Hauser"), Hauser Technical Services, Inc., a Delaware corporation and a wholly owned subsidiary of Hauser ("HTS" and together with Hauser, collectively the "Sellers"), and Integrated Biopharma, Inc., a Delaware corporation ("Biopharma"), entered into an Asset Purchase Agreement (the "Purchase Agreement"). The Sellers are currently debtors in possession in chapter 11 bankruptcy cases pending in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court").

     Pursuant to the terms of the Purchase Agreement, the Sellers agreed to sell to Biopharma (the "Transaction") the assets of HTS's Contract Research Organization division relating to contract process research, development, analytical chemistry and testing services as well as small-scale manufacturing to the pharmaceutical and fine chemical industries (the "Business") and certain assets of Hauser for an aggregate of approximately $2,025,000 in cash (the "Cash Consideration"). Biopharma has also agreed to assume certain related liabilities as specified in the Purchase Agreement. The Cash Consideration is subject to (i) a holdback of up to $500,000 if HTS does not receive certain purchase orders on or prior to the closing of the Transaction, (ii) a downward adjustment pursuant to a post-closing working capital adjustment and (iii) a downward adjustment in the event Biopharma does not assume a certain lease relating to one of HTS's facilities.

     The conditions to closing the Transaction include, among other things, Bankruptcy Court approval, the absence of any event, change or effect that is materially adverse to the condition of assets being purchased by Biopharma or the Business and certain other closing conditions typical for transactions of this type. There can be no assurance that the Transaction will be consummated.

     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such agreement, a copy of which has been filed as
Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits:

          2.1 Asset Purchase Agreement, dated July 8, 2004, among Hauser, Inc., Hauser Technical Services, Inc. and Integrated Biopharma, Inc.*


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated: August 5, 2004                   By: /s/  Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief Executive
                                                   Officer


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*    Pursuant to Rule 601(b)(2) of Regulation S-K, certain schedules and exhibits have been omitted from this filing. Hauser agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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


                                  Exhibit Index

Exhibit No.    Description

    2.1 Asset Purchase Agreement, dated July 8, 2004, among Hauser, Inc., Hauser Technical Services, Inc. and Integrated Biopharma, Inc.*


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*    Pursuant to Rule 601(b)(2) of Regulation S-K, certain schedules and exhibits have been omitted from this filing. Hauser agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.